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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated February 17, 1999 relating to the financial statements, which appears in Watson Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/  PRICEWATERHOUSECOOPERS LLP
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Los Angeles, California
May 4, 1999